JPMORGAN TRUST I

JPMorgan Money Market Funds
JPMorgan Prime Money Market Fund
(Morgan, Class B and Class C Shares)

JPMORGAN TRUST II

JPMorgan Money Market Funds
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
(Morgan, Class B and Class C Shares)

Supplement dated September 2, 2010
to the Morgan, Class B & Class C Shares Prospectus dated July 1, 2010

The first paragraph under the subheading “Minimum Investments” on page 56 in the “How Your Account Works” section is hereby replaced with the following:

Morgan and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. Subsequent investments must be at least $25 per Fund. A lower minimum may be available under the Systematic Investment Plan. If you already hold Class B Shares of a Fund, you may purchase Morgan or Class C Shares in the same Fund without regard to the initial minimum investment requirement; however, subsequent investment requirements will apply.

The first paragraph under the subheading “Through a Systematic Investment Plan” on page 57 in the “How Your Account Works” section is hereby replaced with the following:

You may purchase additional Morgan or Class C Shares by making automatic periodic investments from your bank account. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. If you already hold Class B Shares of a Fund, you may purchase Morgan or Class C Shares in the same Fund through a Systematic Investment Plan without regard to the initial investment minimum requirement; however, subsequent investment requirements will apply. To establish a Systematic Investment Plan:

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MM-B-910